UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2007
                                                           -------------

                       ATLANTIC COAST FEDERAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Federal                    000-50962                 59-3764686
      --------                   ---------                 ----------
(State or Other Jurisdiction    (Commission              (I.R.S. Employer
 of Incorporation)               File Number)            Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
--------------------------------------------------------------------------------
(b) On April 2, 2007, Atlantic Coast Federal Corporation (the "Company") notified the NASDAQ Stock Market that the Company became aware of its material non-compliance with the requirements of NASDAQ Marketplace Rule 4350(d)(2)(A). The non-compliance related to legal fees paid by the Company to the law firm of which a former Audit Committee member is a partner.

     The director has resigned from the Company's Audit Committee, effective March 29, 2007. Following the resignation, the Board of Directors of the Company appointed a new independent board member to the Audit Committee of the Company. As a result, the Company is now in compliance with NASDAQ's corporate governance requirements.

     A copy of the notice of non-compliance submitted to NASDAQ is attached as
Exhibit 99.1 to this report.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

        (a) Financial Statements of Businesses Acquired: None

        (b) Pro Forma Financial Information: None

        (c) Shell company transactions: None

        (d) Exhibits:

              Exhibit 99.1:  Notice of Non-Compliance

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATLANTIC COAST FEDERAL CORPORATION


Date:  April 2, 2007                   By:/s/ Robert J. Larison, Jr.
                                          ---------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)